Exhibit 10.24

ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

THIS ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS (this “Agreement”), dated as of August 30, 2007, is made by each of the signatories hereto (each, a “Grantor”) in favor of MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. (“Merrill Lynch”), as administrative agent and collateral agent for the banks and other financial institutions (the “Lenders”) that are parties to the ABL Credit Agreement (in such capacities, respectively, the “Administrative Agent” and the “U.S. ABL Collateral Agent”), dated as of August 30, 2007 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “ABL Credit Agreement”), among HDS ACQUISITION SUBSIDIARY, INC., to be merged with and into HD SUPPLY, INC., a Texas corporation (the “Borrower”), MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as administrative agent, collateral agent and Issuing Lender (as such term is defined in the ABL Credit Agreement), and the other parties thereto.

WHEREAS, pursuant to the ABL Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, in connection with the ABL Credit Agreement, the Borrower, the Grantors, and certain other Domestic Subsidiaries of Borrower executed and delivered a U.S. Guarantee and Collateral Agreement, dated as of August 30, 2007, in favor of the U.S. ABL Collateral Agent (as the same may be amended, restated, supplemented, waived or otherwise modified from time to time, the “U.S. Guarantee and Collateral Agreement”);

WHEREAS, pursuant to the U.S. Guarantee and Collateral Agreement, each Grantor granted to the U.S. ABL Collateral Agent a security interest in its Intellectual Property, including Trademarks; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make extensions of credit to the Grantors on the terms and subject to the conditions of the ABL Credit Agreement, each Grantor agrees, for the benefit of the U.S. ABL Collateral Agent, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context other-wise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the ABL Credit Agreement and the U.S. Guarantee and Collateral Agreement.

SECTION 2.  Confirmation of Security Interest.  Each Grantor hereby confirms that pursuant to the U.S. Guarantee and Collateral Agreement, subject to existing licenses to use the Trademarks granted by such Grantor in the ordinary course of its business, it granted to the U.S. ABL Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Trademarks of such Grantor (including, without limitation, those items listed on Schedule A hereto under such Grantor’s name) and to the extent not otherwise included, all Proceeds and products of any and all of the Trademarks, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except that no security interest is or will be granted pursuant thereto in any right, title or interest of such Grantor under or in any Trademark Licenses with Persons other than Holding, Borrower, a Restricted Subsidiary or an Affiliate thereof for so long as, and to the extent that, the granting of such a security interest pursuant thereto would result in a breach, default or termination of such Trademark Licenses.

SECTION 3.  Purpose.  This Agreement has been executed and delivered by the Grantors for the purpose of recording the security interest granted pursuant to the U.S. Guarantee and Collateral Agreement with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions of the U.S. Guarantee and Collateral Agreement. The U.S. Guarantee and Collateral Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Acknowledgment.  Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lenders with respect to the security interest in the Trademarks are fully set forth in the ABL Credit Agreement and the U.S. Guarantee and Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 5.  Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

* * *

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

HD SUPPLY REPAIR & REMODEL, LLC
By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Ricardo Nunez    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

COX LUMBER CO.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Ricardo Nunez    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

CREATIVE TOUCH INTERIORS, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Ricardo Nunez    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

HD SUPPLY DISTRIBUTION SERVICES, LLC
By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Ricardo Nunez    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

HSI IP, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Ricardo Nunez    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

HD SUPPLY WATERWORKS GROUP, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Ricardo Nunez    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

PROVALUE, LLC
By:	HD Supply Support Services, Inc.,
its managing member

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Ricardo Nunez    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

UTILITY SUPPLY OF AMERICA, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Ricardo Nunez    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

WHITE CAP CONSTRUCTION SUPPLY, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Ricardo Nunez    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

WILLIAMS BROS. LUMBER COMPANY, LLC
By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Ricardo Nunez    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Brian McDonald
Name: Brian McDonald
Title: Director

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of     August    , 2007, before me personally appeared     Brian McDonald    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pilar I. Lim
Notary Public

(Affix Seal Below) [SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

Schedule A

Trademarks

HD Supply Repair & Remodel, LLC

USPTO

Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
CW CONTRACTORS’ WAREHOUSE and Design	RN: 1,753,027	2/16/1993

Cox Lumber Co.

USPTO

Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
TROPICAL SPREAD	RN: 2,085,183	8/5/1997

Creative Touch Interiors, Inc.

USPTO

Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
CTE CREATIVE TOUCH EXTERIORS and Design	RN: 2,991,212	9/6/2005
CTI CREATIVE TOUCH INTERIORS and Design	RN: 2,988,553	8/30/2005
CTM CREATIVE TOUCH MAINTENANCE	RN: 2,988,552	8/30/2005
CREATIVE TOUCH INTERIORS	RN: 2,654,243	11/26/2002

HD Supply Distribution Services, LLC

USPTO

Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
CLEARCAN	RN: 2,887,975	9/21/2004

CROWN BOLT	RN: 1,644,947	5/21/1991
HOUSE-MATES HARDWARE	RN: 2,286,367	10/12/1999
Design only	RN: 2,621,865	9/17/2002
Design only	RN: 2,779,848	11/4/2003

HSI IP, Inc. USPTO
Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
A (stylized)	RN: 2,456,912	6/5/2001
AMERICAN INDUSTRIALK PRE-CAST PRODUCTS, INC.	RN: 2,454,829	5/29/2001
ASPEN	RN: 2,455,675	5/29/2001
BAJA	RN: 2,243,286	5/4/1999
BATHSTYLE	RN: 1,531,455	3/21/1989
BATHSTYLE & Design	RN: 1,541,006	5/23/1989
BOSS	RN: 2,322,653	2/29/2000
BOSS & Design	RN: 2,455,177	5/29/2001
BRIGHTON	RN: 3,086,948	5/2/2006
BUDGET PRO CODING SYSTEM & DESIGN	RN: 2,622,943	9/24/2002
CENTURY DELIVERS	RN: 2,541,550	2/19/2002
CENTURY MEANS SERVICE!	RN: 2,455,178	5/29/2001
CENTURYSUPPLY.COM	RN: 2,465,502	7/3/2001
CERAMFLEX	RN: 1,411,310	9/30/1986
CHAD SUPPLY	RN: 2,279,404	9/21/1999
CHAMPION	RN: 2,995,438	9/13/2005
CHAMPION METALS	RN: 2,948,182	5/10/2005
CHAMPION PLUS	RN: 2,944,121	4/26/2005
CHAMPION VINYL	RN: 2,944,120	4/26/2005
COMFORT RANGE	RN: 2,042,269	3/4/1997
COMPLYRIGHT	RN: 2,456,829	6/5/2001
DUROGUARD	RN: 2,416,731	1/2/2001
ELASCO	RN: 1,818,239	1/25/1994
ELASCO (stylized)	RN: 1,843,279	7/5/1994
ELEGANTE	RN: 2,553,993	3/26/2002
EWARDS	RN: 2,983,752	8/9/2005
EZ UPGRADE	RN: 2,785,691	11/25/2003
H (and design w/shield)	RN: 1,078,126	11/22/1977
H (and design w/shield)	RN: 2,285,364	10/12/1999
H.S.I. FUSION SERVICES	RN: 2,285,074	10/12/1999
HSC POWER SALES	RN: 2,693,423	3/4/2003

Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
HUGHES	RN: 2,288,983	10/26/1999
HUGHES	RN: 2,064,591	5/27/1997
HUGHES (stylized w/shield)	RN: 2,984,869	8/16/2005
HUGHES EWARDS	RN: 3,004,848	10/4/2005
HUGHES KITCHEN AND BATH COLLECTION (stylized w/shield)	RN: 2,887,218	9/21/2004
HUGHES SUPPLY	RN: 2,307,278	1/11/2000
HUGHES SUPPLY BUILDING MATERIALS & TOOLS (and Design)	RN: 2,631,000	10/8/2002
HUGHES SUPPLY, INC.	RN: 2,068,635	6/10/1997
HUGHES SUPPLY, INC. (and design w/shield)	RN: 2,288,981	10/26/1999
LIGHTSTYLE	RN: 1,530,327	3/14/1989
MARDEN SUSCO	RN: 2,991,505	9/6/2005
MEREX	RN: 2,411,778	12/12/2000
MINALOY	RN: 1,033,014	2/10/1976
MINE TUFF	RN: 1,381,417	2/4/1986
MULTALLOY	RN: 2,099,246	9/23/1997
NIGHTFALL	RN: 2,865,028	7/20/2004
NV NATIONAL VALVE (with Design)	RN: 2,882,591	9/7/2004
PRO LINE	RN: 2,108,155	10/28/1997
PRO LINE	RN: 2,116,484	11/25/1997
PRO-SHOP	RN: 2,569,147	5/14/2002
PROFESSIONAL QUALITY. EXCEPTIONAL VALUE.	SN: 78/715,876	9/19/2005
PROVALUE	RN: 2,863,412	7/13/2004
RG CONNECTOR	RN: 1,529,697	3/14/1989
RIO	RN: 1,929,737	10/24/1995
RIO 2 & Design	RN: 2,477,710	8/14/2001
SOLUTIONS. SUPPLY. SERVICE.	RN: 3,054,307	1/31/2006
SOME YOU SEE SOME YOU DON’T	RN: 2,597,962	7/23/2002
SOUTHEAST SOURCE	RN: 2,632,907	10/8/2002
SOUTHWEST CARBON & ALLOY	RN: 2,320,506	2/22/2000
SOUTHWEST STAINLESS	RN: 2,095,142	9/9/1997
TACOMA	RN: 2,200,066	10/27/1998
TERMINATOR	RN: 2,729,726	6/24/2003
THE PRODUCTS YOU WANT! THE SERVICE YOU DESERVE!	RN: 2,514,480	12/4/2001
THE SOURCE	RN: 2,360,623	6/20/2000

HD Supply Waterworks Group, Inc.

USPTO

Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
NATIONAL WATERWORKS and Design	RN: 2,933,666	3/15/2005

ProValue, LLC

USPTO

Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
PROVALUE	RN: 78-910,243	6/16/2006

Utility Supply of America, Inc.

USPTO

Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
AQUATRAC	RN: 2,945,650	5/3/2005
COREPRO	RN: 2,426,425	2/6/2001
PLANTPRO	RN: 2,181,896	8/18/1998
USA BLUEBOOK and Design	RN: 2,266,004	8/3/1999
USABLUEBOOK	RN: 2,236,393	4/6/1999
USABLUEBUCKS	RN: 3,224,814	4/3/2007
UTILITY SUPPLY OF AMERICA	RN: 2,252,348	6/15/1999
WHEN IT COMES TO UTILITY SUPPLIES, WE WROTE THE BOOK	RN: 2,119,931	12/9/1997

White Cap Construction Supply, Inc.

USPTO

Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
BUILDER’S CHOICE	RN: 2,578,866	6/11/2002
CONTRACTOR TRADER	RN: 2,997,227	9/20/2005
PANEL-PRO	RN: 2,966,934	7/12/2005
PANEL-PRO and Design	RN: 2,901,054	11/9/2004
PANEL-TRAC NAILESS TILT-UP FORMING SYSTEM and Design	RN: 2,638,497	10/22/2002
PANEL-TRAK	RN: 2,987,418	8/23/2005
WC and Design	RN: 2,385,183	9/12/2000
WHITE CAP	RN: 3,048,812	1/24/2006
WHITE CAP (Stylized)	RN: 3,026,834	12/13/2005
WHITE CAP (stylized)	RN: 1,478,065	2/23/1988
WHITE CAP CONSTUCTION SUPPLY	RN: 2,927,946	2/22/2005
WHITE CAP PRO-CONTRACTOR SUPPLIER (stylized)	RN: 2,619,417	9/17/2002
BLACK MARLIN	SN: 78/607,719	4/13/2005

Williams Bros. Lumber Company, LLC

USPTO

Trademark	Ser. No./Reg. No.	App. Date/ Reg. Date
THE NAME PROFESSIONALS BUILD ON	RN: 3,070,996	3/21/2006
WB	RN: 1,297,296	9/25/1984
WB	RN: 1,241,620	6/7/1983
WB	RN: 1,237,828	5/10/1983
WB	RN: 1,297,295	9/25/1984
WB	RN: 3,185,687	12/16/2006